UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  ----------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 27, 2003


                      ---------------------------------


                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)




Maryland                              1-14045               36-4219376
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     file number)          Identification No.)



4800 Montgomery Lane, Bethesda, Maryland                         20814
(Address of principal executive offices)                       (Zip Code)




                                (301) 941-1500
              Registrant's telephone number, including area code

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      The following exhibit is included with this Report:

      Exhibit 1.1 Underwriting Agreement dated as of June 25, 2003 by and among Lasalle Hotel Properties, Lasalle Hotel Operating Partnership, L.P. and Raymond James & Associates, Inc.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 27, 2003


                             LASALLE HOTEL PROPERTIES




                             By:   /s/ Jon E. Bortz
                                   -------------------------------------
                                   Jon E. Bortz
                                   Chief Executive Officer and President

                                 EXHIBIT INDEX

Exhibit
Number            Description

Exhibit 1.1 Underwriting Agreement dated as of June 25, 2003 by and among Lasalle Hotel Properties, Lasalle Hotel Operating Partnership, L.P. and Raymond James & Associates, Inc.